UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 13, 2020

BENEFITFOCUS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)

001-36061		46-2346314
(Commission File Number)		(IRS Employer Identification No.)

100 Benefitfocus Way, Charleston, South Carolina 29492

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (843) 849-7476

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	BNFT	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this Chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.Entry into a Material Definitive Agreement.

On March 13, 2020, Benefitfocus.com, Inc., a wholly owned subsidiary of Benefitfocus, Inc. (the “Company”), executed an Amendment to Leases amending: (i) the Lease Agreement dated January 1, 2009, as amended, between the Company and Daniel Island Executive Center, LLC (“DIEC”); (ii) the Lease Agreement dated May 31, 2005, as amended, between the Company and DIEC; and (iii) the Commercial Lease Agreement dated December 13, 2013, as amended, between the Company and DIEC II, LLC (“DIEC II” and, together with “DIEC”, the “Lessors").  Pursuant to the Amendment to Leases, the Company paid the Lessors $3,993,352 for rent due to the Lessors from January 1, 2021 to June 1, 2021, representing an approximately 17% discount on rent due for those periods.

The Lessors are South Carolina limited liability companies.  The Holland Family Trust is part owner of each of the Lessors. Mason R. Holland, Jr., Executive Chairman of the Company’s Board of Directors (the “Board”), is affiliated with the Holland Family Trust.  In accordance with the Company’s policies and procedures with respect to related-party transactions, after being apprised of Mr. Holland’s relationship with the Lessors, the Audit Committee of the Board and the disinterested directors carefully considered and then unanimously approved the Amendment to Leases as being in the best interests of the Company and its stockholders, other than Mr. Holland.

The description of Amendment to Leases provided above is qualified in its entirety by reference to the full and complete terms of the Amendment to Leases, which is filed as exhibit 10.26 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.   Financial Statements and Exhibits.

(d)   Exhibits

         Exhibit No.     Description

10.26	Amendment to Leases between Daniel Island Executive Center, LLC, DIEC II, LLC and Benefitfocus.com, Inc., dated as of March 13, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENEFITFOCUS, INC.

Date: March 19, 2020	/s/ Stephen M. Swad
Stephen M. Swad
Chief Financial Officer (Principal financial and accounting officer)